UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: January 7, 2021

                           FORTITUDE GOLD CORPORATION
                (Name of registrant as specified in its charter)

    Colorado                       333-249533                85-2602691
   ------------               --------------------       ------------------
    State of                 Commission File Number         IRS Employer
  Incorporation                                          Identification No.

                            2886 Carriage Manor Point
                           Colorado Springs, CO 80906
                           --------------------------
                     Address of principal executive offices

                                  719-717-9825
                              --------------------
                      Telephone number, including area code

                 Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

      Emerging Growth Company [x]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. [x]

Securities registered pursuant to Section 12(b) of the Act:

-------------------------------------------------------------------------------
                                                    Name of each exchange
 Title of each class         Trading Symbol(s)        om which registered
-------------------------------------------------------------------------------
         None                  N/A                         N/A

Item 3.02.  Unregistered Sale of Equity Securities.

      On January 7, 2021 the Company sold 500,000 shares of its common stock to a group of private investors for $500,000 ($1.00 per share).

     The Company relied upon the exemption provided by Rule 506 of the Securities and Exchange Commission in connection with sale of the securities described above. The persons who acquired these securities were sophisticated investors and were provided full information regarding the Company's business and operations. There was no general solicitation in connection with the offer or sale of these securities. The persons who acquired these securities acquired them for their own accounts. The certificates representing these securities will bear a restricted legend providing that they cannot be sold except pursuant to an effective registration statement or an exemption from registration. No commission was paid to any person in connection with the sale of these securities.

     On January 11, 2021 the Company issued a Press Release, filed as Exhibit 99 to this report, concerning this private placement.


Item 9.01.  Financial Statements and Exhibits

Number         Description

99             Press Release

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

January 11, 2021

                                    FORTITUDE GOLD CORPORATION

                                    By: Jason Reid
                                        --------------------------
                                        Jason Reid
                                        Chief Executive Officer

                                   EXHIBIT 99

                           FORTITUDE GOLD CORPORATION


FOR IMMEDIATE RELEASE                                                      NEWS
January 11, 2021

                     FORTITUDE GOLD CLOSES PRIVATE PLACEMENT

Colorado Springs, Colorado - January 11, 2021 - Fortitude Gold Corporation (the "Company") announces closing a private placement selling 500,000 shares of its common stock at $1.00 per share for gross proceeds $500,000. No commission or finder's fee was paid in connection with the private placement.

Proceeds from the private placement will be used to increase the Company's 2021 exploration budget for its Nevada Mining Unit. The Company is moving forward to obtain regulatory approval to publicly trade on the OTC Markets QB market.

For more information, please visit the Fortitude Gold website located at www.fortitudegold.com, which is scheduled to go live later this week.

About Fortitude Gold Corporation:

Fortitude Gold is a U.S. based gold producer targeting projects with low operating costs, strong returns on capital and high margins. The Company strategy is to grow organically, remain debt-free and distribute substantial future dividends. The Company's Nevada Mining Unit consists of five high-grade gold properties located in the Walker Lane Mineral Belt, with the Isabella Pearl gold mine in current production. Nevada, U.S.A. is among the world's premier mining friendly jurisdictions.

Cautionary Statements: This press release contains forward-looking statements that involve risks and uncertainties. The statements contained in this press release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. When used in this press release, the words "plan", "target", "anticipate," "believe," "estimate," "intend" and "expect" and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements include, without limitation, the statements regarding Fortitude Gold Corporation's strategy, future plans for production, future expenses and costs, future liquidity and capital resources, and estimates of mineralized material. All forward-looking statements in this press release are based upon information available to the Company on the date of this press release, and the Company assumes no obligation to update any such forward-looking statements.

Forward looking statements involve a number of risks and uncertainties, and there can be no assurance that such statements will prove to be accurate. The Company's actual results could differ materially from those discussed in this press release. In particular, the scope, duration, and impact of the COVID-19 pandemic on mining operations, Company employees, and supply chains as well as the scope, duration and impact of government action aimed at mitigating the pandemic may cause the actual results and future events to differ materially from those expressed or implied by such forward-looking information. Also, there can be no assurance that production will continue at any specific rate.

Contact:

719-717-9825
info@fortitudegold.com
www.Fortitudegold.com (website to go live shortly)